Unum Therapeutics Inc. January 2019 Exhibit 99.1

Forward-Looking Statements and Risk Factors This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies, and objectives of management for future operations, including our clinical development and commercialization plans; any projections of financial information; any statement about historical results that may suggest trends for our business; any statement of expectation or belief regarding future events; potential markets or market size, technology developments, our clinical product pipeline, clinical data or the implications thereof, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our collaborations or other strategic transactions; and any statements of assumptions underlying any of the items mentioned. These statement are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the success, cost and timing of our product development activities and clinical trials; our ability to obtain regulatory approval for and to commercialize our product candidates; our ability to establish a commercially-viable manufacturing process and manufacturing infrastructure; regulatory requirements and regulatory developments; the effects of competition and technological advances; our dependence on third-party collaborators and other contractors in our research and development activities, including for the conduct of clinical trials and the manufacture of our product candidates; our ability to obtain, maintain, or protect intellectual property rights related to our product candidates; among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our periodic filings filed from time to time with the Securities and Exchange Commission. Unless as required by law, we assume no obligation and do not intend to update these forward looking statements or to conform these statements to actual results or to changes in our expectations. All of Unum Therapeutics (“Unum”) product candidates are investigational product candidates and their safety and efficacy have not yet been established. Unum has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained. Any data pertaining to Unum product candidates is interim data, and may include investigator-reported interim data for which Unum has not yet independently reviewed the source data. The interim data may not be representative of the final results that may be obtained in the corresponding trials and results from earlier trials may not be representative of results obtained in later trial or pivotal trials.

Key Company Highlights NOVEL T CELL THERAPY platforms for cancer Promising ANTI-TUMOR ACTIVITY + FAVORABLE TOLERABILITY PROFILE BROAD PIPELINE with three clinical-stage programs, continuing to grow

ACTR Addressing the Challenges for T Cell Therapies Overcoming immunosuppression improving engineered T cell functionality in the solid tumor environment Expanding the universe of T cell therapy targets universal antibody-targeted T cells for hematologic and solid tumor applications BOXR

Product Pipeline Product Candidate Indication Pre-Clinical Phase I Phase II Hematologic Cancers ACTR707 + rituximab r/r B cell NHL ACTR087 + rituximab r/r B cell NHL ACTR087 + SEA-BCMA r/r Multiple Myeloma Solid Tumor Cancers ACTR707 + trastuzumab HER2+ cancers BOXR1030 GPC3+ cancers ATTCK-20-03 ATTCK-17-01 ATTCK-20-2 ATTCK-34-01

ACTR

ACTR: Antibody-Targeted T-Cells ACTR components Costimulatory + TCR domains: provide signals driving T cell response to tumor cell recognition CD16: naturally occurring Fc receptor responsible for antibody-dependent cellular cytotoxicity (ADCC) Tumor-specific antibodies enable ACTR T-cells to target cancer cells Fab: binds tumor antigen Fc: binds ACTR receptor ACTR = Antibody-Coupled T cell Receptor

A Universal Approach A single engineered T-cell product used across many different targets and cancer types Opportunity to leverage a broad set of previously manufactured and clinically tested antibodies Control and Tunability Potential to optimize therapeutic index by adjusting antibody dosing Potential in Solid Tumor Cancers ACTR can discriminate attack between tumor and normal cells based on antigen expression Minimal signaling in the absence of tumor antigen preserves ACTR T cells for sustained attack Key Differentiating Characteristics of ACTR

A Universal Approach for Tumor Cell Killing Preclinical data show that the same ACTR T cell has the potential to kill different types of cancer cells in the presence of the right targeting antibody Kudo et al., “T lymphocytes expressing a CD16 signaling receptor exert antibody-dependent cancer cell killing,” Cancer Res. 74:93-103 (2014) In vitro: cancer cell lines In vivo: mice treated (+/-) rituximab, (+/-) ACTR T cells Lymphoma Breast cancer Neuroblastoma Targeting Antibody (anti-CD20) (anti-HER2) (anti-GD2) ACTR + rituximab ACTR rituximab

# Breadth of Targeting

## Tumor-targeting antibodies provide opportunities to target a broad range of cancers rapidly and cost effectively

- ACTR construct only needs to be engineered, manufactured, and pre-clinically validated once, allowing accelerated development
- Ability to leverage prior investment in antibody discovery and development, and available safety data
- Potential for strategic collaborations with antibody innovators
- Ability to target T cell antigens not readily amenable to CAR-T approaches naked antibodies
antibody-drug conjugates
CD55
CD40
CA125
CD200
EGFL7
CD80
CXCR4
a5b1
CTLA4
a5b3
(and many more...)
CD20
CD38
MUC1
TAG 72
CD44
EGFr
PSMA
CEACAM5
CD22
CD30
CD70
CD33
CEA
EpCAM
Lewis Y
mesothelin
CD74
HER2
SLITRK6
nectin
GCC
CD27L
HLA
CD56
STEAP1
CAIX
ETBR
fibronectin
cytokeratin
SLC44A4
5T4
TF
cG250
BCMA
MUC16
EGP
PEM
GPNMB
CanAg
AFP
FAP
CD6
FOLR1
tenascin
NaPi2b
CD79b
melanin
CD138
LIV

10

ACTR Control and Tunability Preclinical data indicate ACTR T cell killing may be adjusted by modulating antibody dose. No similar control exists for current T-cell therapies. In vivo (xenograft) In vitro (tumor cell-line killing) rituximab dose (��g/ml) % cytotoxicity

ACTR Clinical Pipeline Rapidly expanding pipeline spanning three clinical programs Product Candidate Indication Pre-Clinical Phase I Phase II Hematologic Cancers ACTR707 + rituximab r/r B cell NHL ACTR087 + rituximab r/r B cell NHL ACTR087 + SEA-BCMA r/r Multiple Myeloma Solid Tumor Cancers ACTR707 + trastuzumab HER2+ cancers ATTCK-20-03 ATTCK-17-01 ATTCK-20-2 ATTCK-34-01

Clinical Validation: ACTR in Lymphoma Potent activity demonstrated in two multi-center trials with r/r NHL patients ATTCK-20-03: ACTR707 (CD28) + rituximab ATTCK-20-2: ACTR087 (41BB) + rituximab Clear dose-dependent ACTR cell expansion observed Persistence of ACTR cells in all patients while on study Compelling activity and safety profile Anti-tumor activity comparable to NHL CAR-T therapies Favorable safety demonstrated at the correct dose level ACTR707 selected for further development in NHL CD16 CD28 CD3ζ CD16 4-1BB CD3ζ ACTR087 ACTR707 ACTR technology proof-of-concept established with potential best-in-class product profile

ACTR + Rituximab Trial Design Cycles 4+ Rituximab q21 days Response Assessments q42 days Cycle 3 Rituximab 1st Response Assessment DLT Assessment Cycle 2 Rituximab Infuse ACTR Cycle 1 Rituximab Lymphodepleting Chemotherapy Leukapheresis Screening/Eligibility ACTR Manufacturing Optional bridging therapy Phase I, dose escalation Open-label, single-arm Rituximab-treated CD20+ NHL: primary refractory, >2 prior lines of therapy, or post auto-HSCT Lymphodepleting therapy Rituximab (375 mg/m2) administered on a 3-week cycle

ATTCK-20-03 Patient Characteristics Characteristic Dose Level 1 (n=6) Dose Level 2 (n=3) Diagnosis: DLBCL, n (%) 5 (83) 3 (100) Diagnosis: Gr3b FL, n (%) 1 (17) 0 Median age, years (range) 61 (57-76) 58 (47-77) Age ≥ 65 years, n (%) 2 (33) 1 (33) Men, n (%) 5 (83) 2 (67) ≥ 3 prior therapies, n (%) 3 (50) 2 (67) Refractory to prior therapy*, n (%) 5 (83) 3 (100) Received autologous stem cell transplant, n (%) 2 (33) 3 (100) Received optional bridging therapy, n (%) 5 (83) 1 (33) Mean baseline SPD of target lesion, cm2 (range) 24 (6-112) 14 (12-134) *Refractory defined as PD as best response to any line of chemotherapy or relapse ≤ 12 months post ASCT SPD = sum of product diameters Database snapshot: 01November18

Expansion and Persistence The median peak expansion in Dose Level 2 > 6x Dose Level 1, suggesting dose-dependent ACTR expansion Persistence observed through 233 days (C12D1) post ACTR administration ACTR T cells demonstrate expansion post-infusion and durable persistence Data snapshot: 02 November 2018 Peak ACTR expansion ACTR expansion and persistence by qPCR

ATTCK-20-03 Adverse Events Adverse Events of Special Interest (AESI) Subjects with AESI, n Dose Level 1 (n=6) Dose Level 2 (n=3) New malignancy 0 0 Cytokine release syndrome 0 0 Use of therapeutic plasma exchange for any non-disease related AE 0 0 Clinically significant neurologic disorder 0 0 Clinically significant rheumatologic/autoimmune disorder 0 0 Clinically significant hematologic disorder (excluding cytopenias related to LD chemo) 0 0 Clinically significant = in the opinion of the investigator, clinically meaningful Database snapshot: 01November18 Preferred Term, n (%) Subjects with Serious Adverse Events (SAEs) Related to ACTR707 Dose Level 1 (n=6) Dose Level 2 (n=3) Febrile neutropenia 1 (17) 1 (33) Pancytopenia 0 (0) 1 (33)

# ATTCK-20-03 Anti-Tumor Activity

**Dose Level 1**

- Six enrolled and treated subjects
- Three subjects with complete responses; three subjects with disease progression

**Dose Level 2**

- Three enrolled and treated subjects
- One subject with complete response; two subjects with disease progression

***Summary of complete responses***

| Dose Level | Response | Duration of Response (days) | Optional Bridging therapy | # prior therapies^ | ASCT | Refractory* to prior therapy | Diagnosis | Baseline SPD ($cm^2$) |
|---|---|---|---|---|---|---|---|---|
| 1 | Complete | 207+ | No | 2 | no | no | Gr3b FL | 24 |
| 1 | Complete | 180+ | Yes | 5 | yes | yes | DLBCL | 23.4 |
| 1 | Complete | 85 | Yes | 3 | no | yes | DLBCL | 11.9 |
| 2 | Complete | 71+ | Yes | 3 | yes | yes | DLBCL | 14 |

**Refractory defined as PD as best response to any line of chemotherapy or relapse ≤ 12 months post ASCT*

*^All subjects received rituximab as prior therapy*

*Database snapshot: 01November18*

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Lymphoma Summary & Next Steps Summary Clinical testing in two independent trials demonstrates anti-tumor activity with a favorable dose-dependent safety profile in relapsed/refractory aggressive NHL patients ACTR707 selected for further development based on best-in-class potential Next Steps ACTR707 + rituximab (ATTCK-20-03, Phase 1) Complete Dose Level 3 safety evaluation and assessment Cohort expansion at recommended phase 2 dose (RP2D) ACTR087 + rituximab (ATTCK-20-2, Phase 1) Complete ATTCK-20-2 dose confirmation of ACTR087 at RP2D

ACTR + SEA-BCMA (ATTCK-17-01) Collaborating with Seattle Genetics to co-develop and co-commercialize novel ACTR + SGI mAb Potential differentiating characteristics Despite high response rates, durability remains a question for many BCMA targeting assets in development Multiple mechanisms of action exerted by ACTR+SEA-BCMA combination may deepen responses and enhance durability Improved ACTR T cell persistence may translate into enhanced response duration compared to CAR-T Study Design & Objectives Open label Phase I adaptive dose-escalating study (exploring both ACTR cell dose and antibody dose) Define safety and tolerability of ACTR087 in combination with SEA-BCMA Determine recommended Phase II dose of the combination

ATTCK-17-01 Status Completed first three cohorts in dose escalation, starting at very low antibody doses SEA-BCMA: 0.03 mg/kg (n=1) à 0.1 mg/kg (n=1) à 0.3 mg/kg (n=5) ACTR087: target = 30 x 106 ACTR+ T cells SEA-BCMA well-tolerated with expected pharmacological profile ACTR087 expansion observed in the peripheral blood of all subjects Safety profile supports further dose escalation Enrollment in cohort 4 (2 mg/kg SEA-BCMA; 30 x 106 ACTR+ T cells) is ongoing

# ATTCK-17-01 Safety and T Cell Expansion

- No DLTs and no severe CRS or neurological events reported
- ACTR087 demonstrates expansion and persistence in Cohorts 1-3 ongoing at up to 12 weeks

***Adverse Events of Special Interest (AESIs)***

| AESI | n (%) *(Cohorts 1-3; n=7)* |
|---|---|
| New malignancy | 0 |
| Cytokine release syndrome | 1 (14)* |
| Use of therapeutic plasma exchange for any non-disease related AE | 0 |
| Clinically significant neurologic disorder | 1(14)^ |
| Clinically significant rheumatologic/ autoimmune disorder | 0 |
| Clinically significant hematologic disorder (excluding cytopenias related to LD chemo) | 0 |

*Clinically significant = in the opinion of the Investigator, clinically meaningful, requires medical intervention, and medically important within the context of study treatment*

** Serious event of grade 1 CRS (cohort 2) that resolved without therapeutic intervention*

*^ Non-serious, grade 1 event of preferred term neurotoxicity (cohort 3) that resolved without therapeutic intervention.*

***ACTR expansion and persistence***



C1
C2
C3
C4
C5
C6
ACTR copies/µg DNA
10^4
10^3
10^2
ND
LLOQ
0
21
42
63
84
105
126
Study Day
SEA-BCMA admin
ACTR087 admin
LD Chemo period
End of Study
Cohort 1
Cohort 2
Cohort 3
* Received a reduced dose of fludarabine (15 mg/m²)

*Data cutoff: 01 November 2018*

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ACTR + Trastuzumab (ATTCK-34-01) vehicle ACTR alone ACTR + trastuzumab trastuzumab HER2 CAR Potent xenograft activity First ACTR Solid Tumor Program Combination for the treatment of adult patients with relapsed/refractory HER2+ cancers Intending to enroll patients with HER2+ breast cancer, gastric cancers, and other HER2+ malignancies >10,000 patients (U.S.) with HER2+ breast or gastric cancers have exhausted current standard of care Antibody-based treatment options have failed to achieve durable complete responses for metastatic disease Current Status IND in effect Enrolling patients

# ATTCK-34-01: Study Design Schema

UNUM THERAPEUTICS

**Design**
- Adaptive Bayesian design
- Exploring multiple dose levels of ACTR707 and trastuzumab
- Dose escalation followed by cohort expansion

**Objectives**
- Assess safety and tolerability of ACTR707 and trastuzumab
- Assess anti-tumor activity
- Secondary measures:
    - ACTR707 T cell expansion and persistence
    - trastuzumab PK
    - inflammatory markers
    - cytokines and chemokines

***Example dose escalation schema (n = 12-24 subjects)***



ACTR707 dose
cohort 2a
cohort 3
cohort 1
cohort 2b
trastuzumab dose

**Patient population**
- Histologically confirmed, HER2-positive, advanced solid tumor malignancy (including breast cancer, gastric or gastroesophageal junction adenocarcinoma, or other locally advanced, recurrent or metastatic malignancy)
- Disease progression during or immediately following the immediate prior therapy, or within 6 months of completing adjuvant therapy for subjects with breast cancer

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ACTR Selectivity in Solid Tumors Many solid tumor antigens (e.g., HER2) exhibit low level expression on some normal tissues On-target, off-tumor toxicity can result from inappropriate attack by CAR-T ACTR demonstrates a threshold effect for cytotoxic killing – minimal activity when antigen is below a target threshold tumor cell lines (HER2 high) normal tissue cells (HER2 low) tumor CAR T cell tumor ACTR T cell normal ACTR T cell normal CAR T cell ACTR can differentiate between tumor cell lines and normal tissue cells while HER2 CAR cannot ACTR + trastuzumab HER2 CAR

BOXR

Overcoming Solid Tumor Immunosuppression BOXR components (1) Chimeric Receptor: universal ACTR or antigen-specific CAR drives cancer cell targeting and attack + (2) Bolt-On: independent transgene that re-programs T cell biology to improve functionality in the tumor microenvironment (TME) BOXR = Bolt-On Chimeric Receptor Tumor microenvironment (TME) inhibits immune function, limiting efficacy of engineered T cells Unum’s BOXR technology is designed to target the TME, yielding more effective T cell therapies “bolt-on” genetic element BOXR cassette chimeric targeting receptor (ACTR or CAR)

BOXR Discovery Engine Focus on overcoming three primary mechanisms of immunoregulation in solid tumors: nutrient limitations, T-cell exhaustion, and immunosuppressive cell types Biologic Hypothesis Unique insights into immunoregulation within tumors High Throughput Screening Novel, multi-stage screening strategy to simulate TME In Vivo Validation Stringent xenograft models to test BOXR activity in hostile environments Translational Medicine Identify patients whose tumors are most susceptible to each BOXR Anderson et al., Cancer Cell, 31:311-325 (2017)

# BOXR High Throughput Screening

> 100 genes testing literature-based hypotheses

Co-express ACTR / CAR + bolt-on transgene

*Assess basic T cell function*

- Proliferation
- Cytokines
- Cytotoxicity

*Assess function in simulated solid TME*

- Chronic stimulation
- Secreted T cell inhibitors
- Nutrient shortages
- Regulatory T cells
- Suppressive myeloid cells

Assess activity in stringent xenograft models


BOXR constructs
Score
IL-2
Prolif
IL-2
Prolif
IL-2
Prolif
Prolif
Prolif
$PGE_2$
Adenosine
Kynurenine
TGF-β
ACTR parent
4-1BB

29

# BOXR1030: First BOXR Candidate

**Engineered to improve T cell metabolism in solid TME**

- Lung and liver tumors deplete glucose in the tumor
- Low glucose compromises T cell function, correlates with poor patient outcomes

***Lung squamous cell carcinoma (SqCC) TME:*** Increased metabolism driven by increased glucose transporter expression


ADC
SqCC

*Goodwin, et al. Nature Communications. 2017.*

***Tumor targeting:*** GPC3 (oncofetal antigen) is well expressed in SqCC tumors



*Aviel-Ronen, et al. Modern Pathology. 2008.*

***BOXR Strategy:*** Screen a library of GPC3 CAR + bolt-on cassettes


GPC3 CAR
"bolt-on"
BOXR1030

30

BOXR1030: In Vivo Models Show Improved Activity CAR-T lose activity in low glucose 2 intratumoral glucose (mM) Cancer cells deplete TME glucose 1 CAR-T active in high glucose xenografts 3 CAR-T fails in more stringent xenografts; BOXRs retain functionality 4 untreated GPC3 CAR untreated GPC3 CAR BOXR1030 BOXR #1

BOXR Pipeline Initiating preclinical development for BOXR1030 Additional discovery-stage BOXR programs consist of multiple leads targeting alternative mechanisms BOXR TME Mechanism Indications Target BOXR1030 Metabolic Competition Lung (SqCC) Liver (HCC) GPC3 BOXR637 BOXR889 BOXR1011 Immune cell suppression (Treg / MDSC) Ovarian (high grade serous) Endometrial FOLRA BOXR947 BOXR1012 BOXR1045 BOXR1108 Exhaustion due to chronic stimulation (multiple) (multiple)

Business Considerations

Building for Commercialization Unum uses the CliniMACS Prodigy in GMP manufacturing with centralized manufacture at a commercial CMO to support current early phase trials Enables an automated operation and closed processing of all manufacturing steps ACTR successfully manufactured for all subjects to date Continuing to invest resources to optimize process development Future plans to build pilot GMP capacity to support our growing pipeline GMP Manufacturing Intellectual Property Unum has exclusively licensed worldwide rights to issued and pending patents to core ACTR technology Additional Unum patent applications encompass new ACTR- and BOXR-related innovations and products

Strong Financial Position, Capital Efficient Business Model In April 2018, completed an IPO and concurrent private placement, raising $77M in gross proceeds $154M raised since inception Strategic collaboration with Seattle Genetics has provided an additional ∼$37MM to date in non-dilutive funding Current cash balance of $87M (as of 09/30) provides runway through at least Q2 2020 9-months ended 09/30/2018 operating cash flow: ($23.5M)

SGEN Collaboration Exemplifies Partnering Strategy Partnership to co-develop and co-commercialize novel ACTR + SGEN mAb combination therapies Structured to leverage each partner’s expertise Collaboration provides Unum with: Access to SGEN proprietary mAbs targeting hematologic and solid tumor indications Significant funding Retained value and rights in programs Unum - Seattle Genetics (SGEN) Strategic Collaboration June 2015 August 2017

2019 Milestones NHL ACTR707 + rituximab ATTCK-20-03: dose escalation completed ATTCK-20-03: preliminary data from cohort expansion ACTR087 + rituximab ATTCK-20-2: confirm recommended Ph2 dose (study completion) Multiple Myeloma ACTR087 + SEA-BCMA ATTCK-17-01: multiple readouts from dose escalation Solid tumors ACTR707 + trastuzumab ATTCK-34-01: patient dosing initiated ATTCK-34-01: dose escalation initial readouts BOXR1030 Initiate preclinical development

Experienced Leadership Geoff Hodge Chief Technical Officer Xcellerex, VP Process Development & Manufacturing GE Healthcare, Millennium Seth Ettenberg, PhD Chief Scientific Officer Novartis, Head of Oncology Biologics CuraGen, NCI Michael Vasconcelles, MD Chief Medical Officer Takeda/Millennium, Global Head of Oncology Genzyme Novartis, Global Head of Strategic Alliances Archemix, Chief Technology Officer Chuck Wilson, PhD Chief Executive Officer

Key Company Highlights NOVEL, UNIVERSAL ACTR platform for cancer cell therapy 1 Promising ANTI-TUMOR ACTIVITY and FAVORABLE TOLERABILITY PROFILE 2 BROAD PIPELINE with three current clinical stage programs growing to four by 2019 3 Ability to expand pipeline RAPIDLY and COST EFFECTIVELY 4 EXPERIENCED LEADERSHIP TEAM 5